Exhibit 10.1
FIRST AMENDMENT TO TERM LOAN AGREEMENT AND OTHER LOAN DOCUMENTS

THIS FIRST AMENDMENT TO TERM LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) made as of the 21st day of July, 2014, by and among DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Borrower”), DUPONT FABROS TECHNOLOGY, INC., a Maryland corporation (“REIT”), the parties executing below as Subsidiary Guarantors (the “Subsidiary Guarantors”; REIT and the Subsidiary Guarantors, collectively the “Guarantors”), ROYAL BANK OF CANADA, (“RBC”), THE OTHER LENDERS WHICH ARE SIGNATORIES HERETO (RBC and the other lenders which are signatories hereto, collectively, the “Lenders”), and ROYAL BANK OF CANADA, as Agent for the Lenders (the “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent and certain of the Lenders entered into that certain Term Loan Agreement dated as of September 13, 2013 (as heretofore amended, the “Loan Agreement”); and
WHEREAS, Borrower has requested that the Agent and the Lenders make certain modifications to the terms of the Loan Agreement; and
WHEREAS, the Agent and the Lenders have agreed to make such modifications subject to the execution and delivery by Borrower and Guarantors of this Amendment.
NOW, THEREFORE, for and in consideration of the sum of TEN and NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:
1.Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Loan Agreement.
2.Modifications of the Loan Agreement. Borrower, the Lenders and Agent do hereby modify and amend the Loan Agreement as follows:
(a)By deleting the words “RBC CAPITAL MARKETS*, AS SOLE LEAD ARRANGER AND SOLE BOOK MANAGER” appearing on the cover page of the Loan Agreement and replacing them with “RBC CAPITAL MARKETS* AND SUNTRUST ROBINSON HUMPHREY, INC., AS JOINT LEAD ARRANGERS AND JOINT BOOK MANAGERS”.
(b)By deleting the words “RBC CAPITAL MARKETS, AS SYNDICATION AGENT” appearing on the cover page of the Loan Agreement and replacing them with “SUNTRUST BANK, AS SYNDICATION AGENT”.
(c)By deleting the words “RBC CAPITAL MARKETS, as Sole Lead Arranger and Sole Book Manager” in the recital of parties to the Loan Agreement and replacing them with “RBC CAPITAL MARKETS and SUNTRUST ROBINSON HUMPHREY, INC., as Joint Lead Arrangers and Joint Book Managers”.
(d)By deleting the words “RBC CAPITAL MARKETS, as Syndication Agent” in the recital of parties to the Loan Agreement and replacing them with “SUNTRUST BANK, as Syndication Agent”.
(e)By deleting in their entirety the definitions of “Applicable Margin”, “Arranger” and “Maturity Date” appearing in §1.1 of the Loan Agreement, and inserting in lieu thereof the following:

“Applicable Margin. (a) On any date, the Applicable Margin for LIBOR Rate Loans and Base Rate Loans shall be a percentage per annum as set forth below based on the ratio of the Consolidated Total Indebtedness to the Borrower’s Gross Asset Value:

Pricing Level	Ratio	LIBOR Rate Loans	Base Rate Loans
Pricing Level 1	Less than or equal to 35%	1.50%	0.50%
Pricing Level 2	Greater than 35% but less than or equal to 40%	1.60%	0.60%
Pricing Level 3	Greater than 40% but less than or equal to 45%	1.75%	0.75%
Pricing Level 4	Greater than 45% but less than or equal to 52.5%	1.90%	0.90%
Pricing Level 5	Greater than 52.5%	2.10%	1.10%
The initial Applicable Margin as of July 21, 2014 shall be at Pricing Level 1. At such time as this subparagraph (a) is applicable, the Applicable Margin for each Base Rate Loan shall be determined by reference to the ratio of Consolidated Total Indebtedness to Gross Asset Value in effect from time to time, and the Applicable Margin for any Interest Period for all LIBOR Rate Loans comprising part of the same borrowing shall be determined by reference to the ratio of Consolidated Total Indebtedness to Gross Asset Value in effect on the first (1st) day of such Interest Period. The Applicable Margin shall not be adjusted based upon such ratio, if at all, until the first (1st) day of the first (1st) month following the delivery by REIT to the Agent of the Compliance Certificate after the end of a calendar quarter. In the event that REIT shall fail to deliver to the Agent a quarterly Compliance Certificate on or before the date required by §7.4(c), then without limiting any other rights of the Agent and the Lenders under this Agreement, the Applicable Margin for Loans shall be at Pricing Level 5 until such failure is cured within any applicable cure period, or waived in writing by the Required Lenders in which event the Applicable Margin shall adjust, if necessary, on the first (1st) day of the first (1st) month following receipt of such Compliance Certificate.
(b)    From and after the date that Agent first receives written notice from REIT or Borrower that Borrower has first obtained an Investment Grade Rating and the Borrower delivers a written notice to Agent irrevocably electing to have the Applicable Margin determined pursuant to this subparagraph (b), the Applicable Margin shall mean, as of any date of determination, a percentage per annum determined by reference to the Credit Rating Level as set forth below:

Pricing Level	Credit Rating Level	Applicable Margin for LIBOR Rate Loans	Applicable Margin for Base Rate Loans
I	Credit Rating Level 1	0.825%	0.00%
II	Credit Rating Level 2	0.875%	0.00%
III	Credit Rating Level 3	1.00%	0.00%
IV	Credit Rating Level 4	1.25%	0.25%
V	Credit Rating Level 5	1.65%	0.65%

At such time as this subparagraph (b) is applicable, the Applicable Margin for each Base Rate Loan shall be determined by reference to the Credit Rating Level in effect from time to time, and the Applicable Margin for any Interest Period for all LIBOR Rate Loans comprising part of the same borrowing shall be determined by reference to the Credit Rating Level in effect on the first day of such Interest Period; provided, however that no change in the Applicable Margin resulting from the application of the Credit Rating Levels or a change in the Credit Rating Level shall be effective until three (3) Business Days after the date on which the Agent receives written notice of the application of the Credit Rating Levels and Borrower’s irrevocable election to have the Applicable Margin determined pursuant to this subparagraph (b) or a change in such Credit Rating Level. From and after the first date that the Applicable Margin is based on Borrower’s Investment Grade Rating pursuant to this subparagraph (b), the Applicable Margin shall no longer be calculated by reference to the ratio of Consolidated Total Indebtedness to Gross Asset Value (provided that any accrued interest payable at the Applicable Margin determined by reference to the ratio of Consolidated Total Indebtedness to Gross Asset Value prior to such date shall be payable as provided in §2.6).”
“Arrangers. RBC Capital Markets and SunTrust Robinson Humphrey, Inc. or any successor of either of them.”
“Maturity Date. July 21, 2019, or such earlier date on which the Loan shall become due and payable pursuant to the terms hereof.”
(f)All references in the Loan Agreement to “Arranger” shall be replaced with “Arrangers” (other than in the Schedules to the Loan Agreement).
(g)By deleting in its entirety Schedule 1.1 of the Credit Agreement and inserting in lieu thereof Schedule 1.1 attached to this Amendment.
3.Commitments.
(a)Borrower and Guarantors hereby acknowledge and agree that as of the effective date of this Amendment and following satisfaction of all conditions thereto as provided herein, the amount of each Lender's Commitment shall be the amount set forth on Schedule 1.1 attached hereto. Each of the Lenders that is increasing its Commitment and each of the Lenders that is decreasing its Commitment (the “Subject Lenders”) shall receive a Note based on its Commitment as set forth on Schedule 1.1 hereto, which Note shall be replacements for such Lender’s existing Note and shall not be a novation or satisfaction of such indebtedness.
(b)By its signature below, each Subject Lender hereby agrees to perform all obligations with respect to its respective Commitment as set forth in this Amendment, which obligations shall include, but shall not be limited to, the obligation to indemnify the Agent as provided in the Loan Agreement.
(c)On the effective date of this Amendment, (i) the outstanding principal balance of the Advances prior to the effectiveness of this Amendment shall be reallocated among the Lenders such that the outstanding principal amount of the Advances owed to each Lender shall be equal to such Lender’s Commitment (as in effect after the effectiveness of this Amendment), and (ii) those Lenders whose Commitment is increasing shall advance the funds to the Agent and the funds so advanced shall be distributed among the Lenders whose Commitment is decreasing or is unchanged as necessary to accomplish the required reallocation of the outstanding Advances.
4.References to Loan Agreement. All references in the Loan Documents to the Loan Agreement shall be deemed a reference to the Loan Agreement as modified and amended herein.

5.Acknowledgment of Borrower and Guarantors. Borrower and Guarantors hereby acknowledge, represent and agree that each of the Loan Agreement, as modified and amended herein, and the Guaranty, remains in full force and effect and constitutes the valid and legally binding obligation of Borrower and Guarantors, as applicable, enforceable against Borrower and Guarantors in accordance with its respective terms, and that the execution and delivery of this Amendment does not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or any Guarantor’s obligations under the Loan Documents.
6.Representations and Warranties. Borrower and Guarantors represent and warrant to Agent and the Lenders as follows:
(a)Authorization. The execution, delivery and performance of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby (i) are within the authority of Borrower and Guarantors, (ii) have been duly authorized by all necessary proceedings on the part of Borrower and Guarantors, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which any of Borrower or Guarantors is subject or any judgment, order, writ, injunction, license or permit applicable to any of Borrower or Guarantors, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, any of Borrower or Guarantors or any of their respective properties or to which any of Borrower or Guarantors is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of any of Borrower or Guarantors.
(b)Enforceability. This Amendment and the other documents executed in connection herewith are the valid and legally binding obligations of Borrower and Guarantors enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.
(c)Approvals. The execution, delivery and performance of this Amendment and the other documents executed in connection herewith and the transactions contemplated hereby and thereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and any disclosure filings with the SEC as may be required with respect to this Amendment.
(d)Reaffirmation. Borrower and Guarantors reaffirm and restate as of the date hereof each and every representation and warranty made by Borrower and Guarantors and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.
7.No Default. By execution hereof, Borrower and Guarantors certify that as of the date of this Amendment and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
8.Waiver of Claims. Borrower and Guarantors acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever arising on or before the date hereof with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender pursuant to or relating to the Loan Documents, and each of such Persons does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action arising on or before the date hereof, if any.

9.Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Loan Agreement remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Guarantors hereby consent to the terms of this Amendment. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantors under the Loan Documents.
10.Effective Date. The effectiveness of this Amendment is subject to receipt by the Agent of each of the following, each in form and substance reasonably satisfactory to the Agent:
(a)A counterpart of this Amendment duly executed by Borrower, Guarantors, all of the Lenders and Agent;
(b)An opinion of counsel to Borrower and the Guarantors addressed to the Agent and the Lenders covering such matters as the Agent may reasonably request;
(c)A Note duly executed by Borrower in favor of each Lender that is increasing or decreasing its respective Commitment pursuant to this Amendment in the amount set forth next to such Lender’s name on Schedule 1.1 attached hereto;
(d)Evidence that Borrower shall have paid all fees due and payable with respect to this Amendment; and
(e)Such other certificates, documents, instruments and agreements as the Agent may reasonably request.
Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment in accordance with Section 15 of the Loan Agreement. All interest and fees accrued prior to the effectiveness of this Amendment under provisions of the Loan Agreement modified by this Amendment shall remain payable at the due dates set forth in the Loan Agreement.
11.Amendment as Loan Document. This Amendment shall constitute a Loan Document.
12.Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment by telecopier or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
13.MISCELLANEOUS. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Loan Agreement.
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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.
BORROWER:
DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership

By:	DuPont Fabros Technology, Inc., a Maryland corporation, its sole General Partner
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

REIT:
DUPONT FABROS TECHNOLOGY, INC.,
a Maryland corporation, as Guarantor
By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

SUBSIDIARY GUARANTORS:
GRIZZLY EQUITY LLC,
a Delaware limited liability company

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

GRIZZLY VENTURES LLC,
a Delaware limited liability company

By:     Grizzly Equity LLC,
a Delaware limited liability company,
its Managing Member

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

LEMUR PROPERTIES LLC,
a Delaware limited liability company

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

PORPOISE VENTURES LLC,
a Delaware limited liability company

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

RHINO EQUITY LLC,
a Delaware limited liability company

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

TARANTULA INTERESTS LLC,
a Delaware limited liability company

By:    DuPont Fabros Technology L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

TARANTULA VENTURES LLC,
a Delaware limited liability company

By:     Tarantula Interests, LLC,
a Delaware limited liability company,
its Managing Member

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

WHALE HOLDINGS LLC,
a Delaware limited liability company

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

WHALE INTERESTS LLC,
a Delaware limited liability company

By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

WHALE VENTURES LLC,
a Delaware limited liability company

By:    Whale Interests LLC,
a Delaware limited liability company,
its Managing Member

By:     Whale Holdings LLC,
a Delaware limited liability company,
its Managing Member

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

YAK MANAGEMENT LLC,
a Delaware limited liability company

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

YAK INTERESTS LLC,
a Delaware limited liability company

By:     Yak Management LLC,
a Delaware limited liability company,
its Managing Member

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

XERES MANAGEMENT LLC,
a Delaware limited liability company

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

XERES INTERESTS LLC,
a Delaware limited liability company

By:    Xeres Management LLC,
a Delaware limited liability company,
its Managing Member

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

XERES VENTURES LLC,
a Delaware limited liability company

By:    Xeres Interests LLC,
a Delaware limited liability company,
its Managing Member

By:     Xeres Management LLC,
a Delaware limited liability company,
its Managing Member

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

FOX PROPERTIES LLC,
a Delaware limited liability company

By:    DuPont Fabros Technology, L.P.,
a Maryland limited partnership,
its Managing Member

By:    DuPont Fabros Technology, Inc.,
a Maryland corporation,
its General Partner

By: /s/ Richard A. Montfort, Jr.

Name:	Richard A. Montfort, Jr.

Title:	Executive Vice President, General Counsel and Secretary

AGENT AND LENDERS:
ROYAL BANK OF CANADA,
as Agent

By: /s/ Dan Lepage
Name: Dan Lepage
Title: Authorized Signatory

ROYAL BANK OF CANADA,
as Lender

By: /s/ Dan Lepage
Name: Dan Lepage
Title: Authorized Signatory

KEYBANK NATIONAL ASSOCIATION,
as Lender

By: /s/ John Scott
Name: John Scott
Title: Senior Vice President

RAYMOND JAMES BANK, N.A,
as Lender

By: /s/ James M. Armstrong
Name: James M. Armstrong
Title: Senior Vice President

SUNTRUST BANK,
as Lender

By: /s/ Nancy B. Richards
Name: Nancy B. Richards
Title: Senior Vice President

GOLDMAN SACHS BANK USA,
as Lender

By: /s/ Mark Walton
Name: Mark Walton
Title: Authorized Signatory

RBS CITIZENS, N.A.,
as Lender

By: /s/ Brad Bindas
Name: Brad Bindas
Title: Senior Vice President

COBANK, ACB,
as Lender

By: /s/ Gloria Hancock
Name: Gloria Hancock
Title: Vice President

FIRST TENNESSEE BANK N.A.,
as Lender

By: /s/ Jean M. Brennan
Name: Jean M. Brennan
Title: Senior Vice President

REGIONS BANK,
as Lender

By: /s/ Kerri L. Raines
Name: Kerri L. Raines
Title: Vice President

SYNOVUS BANK,
as Lender

By: /s/ David W. Bowman
Name: David W. Bowman
Title: Senior Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Lender

By: /s/ Michael Spaight
Name: Michael Spaight
Title: Authorized Signatory

By: /s/ Mikhail Faybusovich
Name: Mikhail Faybusovich
Title: Authorized Signatory

TD BANK NA,
as Lender

By: /s/ Mary Merrill
Name: Mary Merrill
Title: Vice President

TRISTATE CAPITAL BANK,
as Lender

By: /s/ Ellen Frank
Name: Ellen Frank
Title: Senior Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Lender

By: /s/ Garret J. Rowan
Name: Garret J. Rowan
Title: Vice President

SCHEDULE 1.1
LENDERS AND COMMITMENTS

Name and Address	Commitment	Commitment Percentage
Royal Bank of Canada Three World Financial Center 200 Vesey Street, 12th Floor New York, New York 10281-8098 Attention: Global Loans Administration, NY Tel: 877-332-7455 Fax: 212-428-2372 LIBOR Lending Office Same as Above	$35,000,000	14.0%
SunTrust Bank 8330 Boone Blvd. Vienna, VA 22182 Attention: Nancy Richards Tel: 703-442-1557 Fax: 703-442-1570 LIBOR Lending Office Same as Above	$40,000,000	16.0%
Goldman Sachs Bank USA 200 West Street New York, NY 10282 Attention: Operations Contact Fax: 917-977-3966 LIBOR Lending Office Same as Above	$11,500,000	4.6%
KeyBank National Association 127 Public Square, 8th Floor Cleveland, OH Attention: Jason Weaver Tel: 216-689-4784 Fax: 216-689-7724 LIBOR Lending Office Same as Above	$7,500,000	3%
RBS Citizens, N.A. 1215 Superior Avenue, 6th Floor Cleveland, Ohio 44114 Attention: David R. Jablonowski Telephone: (216) 277-8667 Facsimile: (216) 277-7106 LIBOR Lending Office Same as Above	$15,000,000	6.0%
Raymond James Bank, N.A. 710 Carillon Parkway St. Petersburg, FL 33716 Attention: Thomas G. Scott Tel: 727-567-4196 Fax: 1-866-205-1396 LIBOR Lending Office Same as Above	$7,500,000	3.0%

CoBank, ACB 900 Circle 75 Parkway, Suite 1400 Atlanta, GA 30339 Attention: Gloria Hancock Tel: 770-618-3212 LIBOR Lending Office Same as Above	$20,000,000	8.0%
First Tennessee Bank N.A. 701 Market Street Chattanooga, TN 37402 Attention: Jean M. Brennan Tel: 423-757-4317 Fax: 423-757-4040 LIBOR Lending Office Same as Above	$15,000,000	6.0%
Regions Bank 6805 Morrison Boulevard, Suite 210 Charlotte, NC 28211 Attention: Kerri Raines Tel: 704-362-3564 Fax: 704-466-1397 LIBOR Lending Office Same as Above	$38,500,000	15.4%
Synovus Bank 800 Shodes Creek Parkway Birmingham, AL 35209 Attention: Julie Kendrick Tel: 205-868-4748 LIBOR Lending Office Same as Above	$10,000,000	4.0%
TD Bank, National Association 200 State Street, 8th Floor Boston, MA 02109 Attention: Michael Pappas Tel: 617-737-3678 Fax: 617-737-0238 LIBOR Lending Office Same as Above	$25,000,000	10.0%
Tristate Capital Bank 301 Grant Street Suite 700, One Oxford Centre Pittsburgh, PA 15219 Attention: Ellen Frank Tel: 610-526-6771 Fax: 610-526-6762 LIBOR Lending Office Same as Above	$5,000,000	2.0%

Credit Suisse AG, Cayman Islands Branch Eleven Madison Avenue New York, NY 10010 Attention: Mikhail Faybusovich Tel: 212-325-5714 Fax: 646-935-8518 LIBOR Lending Office Same as Above	$10,000,000	4.0%
U.S. Bank N.A. 461 Fifth Avenue, 7th Floor New York, NY 10017 Attention: Karen Gareis Tel: 646-291-6139 Fax: 646-935-4550 LIBOR Lending Office Same as Above	$10,000,000	4.0%
*TOTAL	$250,000,000	100%

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